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                                                                   EXHIBIT 10.16

             NOTE: THE SYMBOL ***** INDICATES WHERE
                   CONFIDENTIAL PORTIONS HAVE BEEN OMITTED
                   AND FILED SEPARATELY WITH THE SECURITIES AND
                   EXCHANGE COMMISSION.

                    FIRST AMENDMENT TO COOPERATION AGREEMENT

This First Amendment to Cooperation Agreement is entered into as of this 20th day of June, 1997, by and between Societe de Telecommunications ("SAT") and Innova Corporation ("Innova") with respect to the following facts:

WHEREAS, on October 31, 1996, the parties entered into a Cooperation Agreement (the "Cooperation Agreement") regarding the development, manufacturing and commercialization of digital high frequency radiolinks;

WHEREAS, the parties would like to amend the Agreement to add a license from Innova to SAT to use and sell Innova's XP View software;

NOW, THEREFORE, in consideration of the aforesaid premises and mutual covenants expressed herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Innova and SAT, the parties hereto agree as follows:

1. Article 6 of the Cooperation Agreement is hereby amended to add a new subparagraph 6.2(a)(vi) to read in its entirety as follows:

             A license from Innova to SAT to use and market, by way of sublicenses, in SAT's exclusive and non-exclusive territories Innova's XP View Software in connection with the Products provided, however, that: (1) the current version of XP View software is provided by Innova "as is" and with all faults and without express or implied warranties of any kind including, without limitation, implied warranties of merchantability or fitness for a particular purpose; and (2) SAT grants to Innova a royalty-free perpetual license to use any modifications or enhancements that are made to the XP View software.

2. Annex 3 is hereby amended to add a new line to read in its entirety as follows:

             *XP View software source and object code, list of development tools.

3. Annex 4 is hereby amended to add a new paragraph 1(e) to read in its entirety as follows:


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             (e)   XP View software         US    $*****
                   XP View updates          US    $*****


4. Annex 4 shall be further amended to add a new paragraph 1(d), regarding royalties, to read as follows:

             (d)   XP View software         US    $***** per SIU

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment in two (2) original counterparts as of the date first above written.

For INNOVA CORPORATION                      For SAT (Societe Anonyme
                                              de Telecommunications)


By  /s/ Jean-Francois Grenon                By  /s/ Marc Mathieu
  -----------------------------               -------------------------------
    (signature)                                 (signature)

    Jean-Francois Grenon                        Marc Mathieu
  -----------------------------               -------------------------------
    (print name)                                (print name)

    President and CEO                           Executive V.P.
  -----------------------------               -------------------------------
    (title)                                     (title)




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